Exhibit 32.2

AMENDED CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), I, Sean Webster, certify that:

1.

The Amended Annual Report of ZZLL Information Technology Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2018 (the “Report”), as filed with the Securities and Exchange Commission as of the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 17, 2019	/s/ Sean Webster
Sean Webster
Chief Financial Officer of ZZLL Information Technology Inc.

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to ZZLL Information Technology Inc. and will be retained by ZZLL Information Technology Inc. and furnished to the Securities and Exchange Commission or its staff upon request.